UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  October 18, 2006

PRIMEDEX HEALTH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	0-19019	13-3326724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue

Los Angeles, California 90025

(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On October 18, 2006, Primedex Health Systems, Inc. (the “Company”) issued a press release announcing (i) that the special meeting of its stockholders seeking approval of the proposal to acquire Radiologix, Inc. (the “Radiologix Transaction”) will be held on November 15, 2006; (ii) that it anticipates closing the Radiologix Transaction on November 15th ; and (iii) that the Company’s intends to affect a reverse one for two stock split.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by this reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated October 18, 2006, issued by Primedex Health Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 18, 2006	Primedex Health Systems, Inc.

/s/ MARK D. STOLPER
Mark D. Stolper
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release, dated October 18, 2006, issued by Primedex Health Systems, Inc.